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                                       FORM 8-A

                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


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                  FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                      PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


                               DSP COMMUNICATIONS, INC.
                (Exact name of registrant as specified in its charter)


             Delaware                                 77-0389180
(State of incorporation or orangization)   (I.R.S. Employer Identification No.)



           20300 Stevens Creek Boulevard, Cupertino, California       95014
              (Address of principal executive offices)              (zip code)



Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class                Name of each exchange on which
         To be so registered                each class is to be registered
         -------------------                ------------------------------

    Common Stock, $.001 Par Value           New York Stock Exchange


Securities to be registered pursuant to Section 12(g) of the Act:

                                         None

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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         Incorporated herein by reference to the Registrant's Registration Statement on Form S-1 (File Number 33-92994).

ITEM 2.  EXHIBITS.

         1. All exhibits required by Instruction II to Item 2 will be supplied to the New York Stock Exchange.



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                                      SIGNATURES

    Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

DSP COMMUNICATIONS, INC.


By:   /s/ Nathan Hod
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    Nathan Hod, Chief Executive Officer and President

Date:  November 17, 1997


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